UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2007

Mezey Howarth Racing Stables, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52529	20-8623320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton
Costa Mesa, CA 92626

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (949) 429-4007

MH 1, INC.
600 Anton
Costa Mesa, CA 92626

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Mezey Howarth Racing Stables acquired an interest in the race horse Dixie's Ruler on May 18, 2007.

Item 5.06 Change in Shell Company Status.

Prior to acquistion of Dixie's Ruler on May 18, 2007, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described in Item 1.01 above, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company upon completion of the acquistion of Dixies Ruler.

Item 1. Description of Business.

Overview

Mezey Howarth Racing Stables, Inc. was incorporated under the laws of the State of Nevada on February  27, 2007 under the name of MH 1. On June 12, 2007 the Company changed it's name to Mezey Howarth Racing Stables, Inc. We formed the company for the purpose of buying, selling and racing thoroughbred race horses of every age from broodmares, weanlings, and yearlings to racing age horses.

Corporate Information

The Company was originally organized as a “blank check” shell company to investigate and acquire a target company or business seeking the perceived advantages of being a publicly held corporation.  However, the Company began operations as a racing stable on May 18, 2007 with the acquisition of Dixie's Ruler. Our principal office is located at 600 Anton, 11th Floor, Costa Mesa, CA 92626 and our telephone number is (949) 429-4007.

Our Business

The Company was organized to engage in all phases of the thoroughbred horse racing industry including, but not limited to, acquiring, breeding, racing and selling thoroughbred racehorses, broodmares and their offspring both privately and at public auction.  As of June 12, 2007, the Company ownes an interst in four horses. We anticipate the acquisition of up to 25 additional horses prior to December 31, 2007.  The company acquires horses for the purpose of racing and to be resold.

The Company contracts with trainers for each horse, which is stabled with the trainer.  The trainers used by the Company maintain their stables at the various racetracks.

In general, we intend to operate in a number of areas. Our primary operations and their criteria are as follows: 1. Purchase of horses through claimer races  to continue racing and possibly resold. 2. Purchase of yearlings to race as two-year olds, which also may be resold. 3. Purchase of allowance and stakes caliber racehorse to be raced.

The Companies buy horses with a view towards winning purse moneys.  Generally, the purse distribution from a race gives 60% of the purse to the winner, 20% of the purse to the second place finisher, 10% of the purse to the third placed horse, with 6% and 4% respectively going to the 4th and 5th place finishers.

Competition

The racing of thoroughbred horses is highly competitive. The Company is in competition with entities that have greater financial resources and greater experience than the Company, thus having greater ability to purchase and race better quality horses than the Company.   The competitors include, but not limited to, STD Racing, Robert Bome, Arindel Farms and Juddmonte Farms.

Thoroughbred Industry Terminology

Allowance race - a race in which a horse runs without a claiming price, and therefore cannot be claimed. Allowance races are run according to conditions of eligibility.
Bloodstock agent - a broker who represents the purchaser or seller (or both) or Thoroughbreds at public or private sale, general in exchange for a commission
Broodmare - a female horse in foal or previously used for breeding.
Broodmare prospect - a filly or mare that has not been bred.
Claiming race - a race in which a horse carries a price tag which indicates the price.
Colt - a male horse under 5 years of age.
Conformation - the structure of a thoroughbred as determined by the arrangement of its parts.
Consignor - an owner of a thoroughbred, or an agent of an owner, who has contracted with a sales company for sale of a horse at a public auction.
Dam - the female parent of a horse.
Farrier - a person who trims and shoes horses’ hoofs.
Filly - a female horse under 5 years of age.
Foal - the young offspring of a horse, usually a horse under 1 year of age.
Gelding - a castrated male horse.
Horse - an uncastrated male horse after his 5th birthday.
In Foal - refers to a pregnant broodmare.
Mare - a female horse 5 years of age or older.
Purse - the amount of money designated by the race track in which the entrants of the race are running for a specific percentage of according to their finish position.
Select Sale - a public auction of Thoroughbreds with certain conformation and pedigree restrictions in contrast to an open sale where the only requirement is an entry fee.
Sire - a stallion which has produced a foal.
Stake race - a race that is run for a higher purse where there is an entrance fee which applies in order to compete.
Stallion - a male horse used for breeding.
Stallion Prospect - an uncastrated male horse that has not been bred; usually a horse still in training or recently retired from racing.
Sound - a term used to denote a Thoroughbred’s health and freedom from disease or lameness.
Speed Figure - a final time analysis of a particular horse in a race after adjustments of a track variant and beaten lengths are applied.
Suckling - a Thoroughbred still nursing.
Trip - a course of action a horse encounters during a race.
Weanling - Thoroughbred foal which has been weaned from its dam.

RISK FACTORS

The purchase of these securities involves a high degree of risk. Prospective investors should carefully consider the following facts, among others set forth in this Prospectus, before making a decision to purchase the securities offered hereby. Risk Factors Relating to the Company

1. Limited Operating History and Revenues. The Company was organized on Feburary 2007 and began operations on May 18, 2007.  Consequently, the Company has only a limited operating history and limited revenues. Activities to date have been limited to acquiring an interest in certain thoroughbreds, organizational efforts and obtaining initial financing. The Company must be considered in the developmental stage.  Prospective investors should be aware of the difficulties encountered by such enterprises, as the Company faces all the risks inherent in any new business, including the absence of any prior operating history, need for working capital and intense competition. The likelihood of success of the Company must be considered in light of such problems, expenses and delays frequently encountered in connection with the operation of a new business and the competitive environment in which the Company will be operating.

2. Limited Capitalization and Lack of Working Capital. The Company has extremely limited capitalization and is dependent on the proceeds of this offering, achieving profitable operations and receipt of additional financing to continue as a going concern. The Company has substantial commitments for boarding and training of its existing Thoroughbreds and repayment of debt, in addition to proposed capital expenditures for additional Bloodstock. In the event the Company receives no or nominal proceeds from this offering, acquisition of additional racing prospects and Bloodstock would be curtailed. Even assuming receipt of maximum proceeds from this offering, the Company will likely require additional capital from outside sources in order to continue as a going concern. The Company will endeavor to finance its need for additional working capital through debt or private equity financing. Additional debt financing would be sought only in the event that equity financing failed to provide the Company necessary working capital. Debt financing may require the Company to mortgage, pledge or hypothecate its assets, and would reduce cash flow otherwise available to pay operating expenses and acquire additional assets. Debt financing would likely take the form of short-term financing provided by officers and directors of the Company, to be repaid from future equity financing. Additional equity financing is anticipated to take the form of one or more private placements to qualified investors under exemptions from the registration requirements of the 1933 Act or a subsequent public offering. However, there are no current agreements or understandings with regard to the form, time or amount of such financing and there is no assurance that any of this financing can be obtained or that the Company can continue as a going concern.

3. No Assured Racing Prospects. While the Company has an interest in two different Thoroughbreds as of the date of this Prospectus, only four of the horses are of sufficient age and temperament to permit racing.

4. Dependence on a Limited Number of Prospects. The success of the Company will be dependent on only a limited number of prospects. Injury or loss to any one of these prospects could substantially and adversely effect the Company's operations. The Company has endeavored to reduce this risk by obtaining mortality and surgical insurance on three of the prospects currently owned, but there is no assurance that this insurance will be continued or that it will insure against all loses which might be incurred. Nonetheless, the Company's future financial success will depend on the limited number of horses currently owned until the Company can expand and diversify its stable.

5. Dependence on Key Personnel. Initially, success of the Company is entirely dependent upon the management efforts and expertise of Messrs. J. Wade Mezey and Paul Howarth and trainers to be retained by the Company. A loss of the services of any of these individuals could adversely affect the conduct of the Company's business. In such event, the Company would be required to obtain other personnel to manage and operate the Company, and there can be no assurance that the Company would be able to employ a suitable replacement for either of such individuals, or that a replacement could be hired on terms which are favorable to the Company. The Company currently maintains no key man insurance on the lives of any of its officers or directors.

6. Conflict of Interest. Officers and directors of the Company are subject to potential conflicts of interest in their service to the Company.  the Company's interest in Dixie's Ruler was purchased from Paul Howarth.  Accordingly, the terms and conditions of that acquisition were not negotiated in arms length transactions. The Company did not obtain an independent appraisal of the value of the interest in that Thoroughbred. However, management is of the opinion that the terms and conditions of the transaction was no less favorable than could be obtained from since the company paid the same amount that Mr. howarth paid for his interest in Dixie's Ruler.  Since each of the officers and directors is engaged in other business enterprises, and has not devoted their full time to the affairs of the Company, they are also subject to potential conflicts with regard to time, effort and corporate opportunity. Messrs. McElhaney, Mezey and Howarth are each engaged in a variety of other businesses, both within and without the Thoroughbred industry. None of the officers or directors will devote full time to the affairs of the Company. However, officers and directors are aware of their fiduciary duty to the Company and believe they have sufficient time to devote to its affairs. In addition, each of the officers and directors is aware of the doctrine of corporate opportunity as it relates to their position as officers and directors. It is anticipated that Messrs. Mezey and Howarth will devote approximately 50% of their time to the affairs of the Company.

7. Intense Competition. There are numerous nationally and internationally-known corporations and entities which are engaged in the type of business proposed to be engaged in by the Company. Numerous individuals and entities are engaged as owners and trainers of Thoroughbred racehorses, both within the United States and abroad. Competition for the acquisition and training of thoroughbred prospects is intense. All of these entities seek to place racing prospects in the premier races throughout the United States, such as the Kentucky Derby, the Preakness and Belmont Stakes. In the case of disposition of the Company's Thoroughbreds, the Company would be competing against major breeders and dealers at private and public sales. Most of these competitors have substantially greater financial and personnel resources than the Company. Accordingly, the Company will be at a competitive disadvantage vis-a-vis its competitors.

8. Control of the Company.  Management currently controls 80% of the Company.

9. Lack of Dividends. The Company has paid no dividends on its Common Stock to date, and there are no plans to pay any in the foreseeable future. Initial earnings which the Company may realize, if any, will be retained to finance growth of the Company. Any future dividends, of which there can be no assurance, will be directly dependent upon the earnings of the Company, its financial requirements and other factors.

10. Possible Rule 144 Sales and Market Overhang. An aggregate of 5,000,000 shares of the Common Stock presently outstanding are "restricted securities" within the meaning of the 1933 Act and may hereafter be sold in compliance with Rule 144 promulgated thereunder. Rule 144 provides, among other things, and subject to certain limitations, that a person holding restricted securities for a period of one year may sell, every three months, those securities in brokerage transactions in an amount equal to 1% of the Company's outstanding Common Stock or the average weekly trading volume during the four weeks preceding the sale, whichever amount is greater. After two years, holders of restricted stock who are not affiliates of the Company may apply to sell all restricted stock free of restrictions. Possible sales of the Company's Common Shares pursuant to Rule 144 may, in the future, have a depressive effect on the price of the Company's Common Shares.

11. Preferred Stock Authorized. The Articles of Incorporation of the Company, as amended, authorize the issuance of a maximum of 10,000,000 shares of Preferred Stock, par value $.001 per share. Although no Preferred Stock has been issued or is outstanding as of the date of this Prospectus, and there is no plan to issue any in the foreseeable future, the terms of a series of Preferred Stock could operate to the significant disadvantage of holders of outstanding Common Stock. Such terms can include, among others, preferences as to voting, dividends and distributions on liquidation. Moreover, the issuance of Preferred Stock in certain circumstances could have the effect of delaying, deterring or preventing a change in control of the Company.

12. Risks Related to Thoroughbred Racing. The business of training and racing thoroughbreds is a high-risk venture. There is no assurance that any thoroughbred acquired by the Company will possess qualities of a championship character. While a thoroughbred may have an excellent bloodline, there is no assurance that the racing performance of the thoroughbred will conform to the bloodline. Moreover, thoroughbreds are subject to injury and disease which can result in forced retirement from racing, or at the extreme, natural death or euthanasia of the animal. There can be no assurances that the value of the thoroughbreds which may be acquired and owned by the Company, will not decrease in the future or that the Company will not subsequently incur losses on the racing careers or sale or other disposition of any or all of the thoroughbreds which the Company may acquire.

13. Valuation of Thoroughbreds. The valuation of thoroughbreds is a highly speculative matter and prices have fluctuated widely in recent years. The success of the Company is dependent upon the present and future values of thoroughbreds generally, and of the Company's Thoroughbreds in particular, as well as the racing success of the Company's Thoroughbreds. Although the future value of thoroughbreds generally cannot be predicted, it will be affected by the state of the economy, the amount of money available for investment purposes, and the continued interest of investors and enthusiasts in the thoroughbred industry. The expense of maintaining, boarding, training and racing thoroughbreds can be expected to increase during the term of the Company, regardless of what happens to the future market price of thoroughbreds or the performance of the Company Thoroughbreds.

14. Thoroughbred Racing Business. Thoroughbred racing is extremely speculative and expensive. In the event that the Company Thoroughbreds were to be transported to various tracks and training centers throughout the United States, and thus exposed to many other horses in training, the risk of injury or death increases significantly. The Company's Thoroughbreds must earn enough through racing to cover expenses of boarding and training. If the Company Thoroughbreds are unsuccessful in racing, their value will be adversely affected, as will the shareholders' investment therein. Furthermore, revenues from racing are dependent upon the size of the purses offered. The size of the purses depends in general on the extent of public interest in thoroughbred racing, and in particular on the relative quality of the specific horses in contention in any specific meeting or race. Although public interest has been strong in recent years, there is no assurance that public interest will remain constant, much less increase. Legalized gambling proliferating in many states threatens to curtail interest in horse racing as a means of recreation. In addition, there is no assurance that the Company Thoroughbreds will be of such quality that they may compete in any races which offer purses of a size sufficient to cover the Company's expenses.

15. Government Regulation of Racing. The racing future of and/or market for the Company's Thoroughbreds depends upon continuing governmental acceptance of thoroughbred racing as a form of legalized gambling. In the opinion of management, thoroughbred racing is gaining a greater governmental acceptance and a dependence as a source of revenue. However, at any time, thoroughbred racing could be subjected to restrictive regulation or banned entirely. The value of the Company's Thoroughbreds would be substantially diminished by any such regulation or ban. Thoroughbred racing is regulated in various states and foreign countries by racing regulatory bodies with which the owners of thoroughbred racehorses must be licensed. In addition, many regulatory bodies require the licensing of a stable name for owners racing their racehorses under such a designation. All of the current officers, directors and principal shareholders are currently licensed as owners by the Colorado and Kentucky racing commissions. As a result of these current licenses, the lack of any disciplinary actions against these individuals, and their reputation within the industry, management does not anticipate any obstacles to registration in other states. However, there is no assurance that necessary registrations can be completed.

16. Uninsured Losses.  Mortality insurance insures against the death of a horse during the Company's ownership. Surgical insurance covers possible risks of injury during racing or training. However, there is no assurance that insurance will be purchased, or that all of the horses will be covered, or that the amount of insurance will be adequate, or that it will insure against all risks. Risks Relating to the Offering

17.  Uncertainty of Market for Thoroughbreds. Several major broodmare and yearling sales dominate the public auction market, although there is also a substantial and active private market of Thoroughbred bloodstock. Sales of racehorses at public auction can be used as a yardstick of the relative increases or decreases in the value of racehorses, but there is still a dominant private market about which no statistics are available. If the Thoroughbred racing industry suffers a decline, or if general economic conditions deteriorate, the average sales price in the Thoroughbred market may decline. If general economic conditions deteriorate, the average sales price in the Thoroughbred market may decline and, as a result, the owner could suffer substantial losses from its proposed operations. Moreover, many of the factors that affect the prices paid for Thoroughbreds are beyond the owner’s control. Among these factors are the presence of purchasers who buy for speculative purposes, the apparent attractiveness of Thoroughbreds to foreign investors, the federal income tax treatment of racing and related activities, the rules of The Jockey Club prohibiting artificial insemination, the continuation or expansion of legalized gambling (including the legalization of gambling on other sporting events) and the size of racing purses.

18.  Racetrack Attendance and Wagering. Some commentators believe that a decrease in average attendance per racing date coupled with increasing costs could jeopardize the continued existence of certain racetracks. However, support for ailing racetracks in some states have increased with the advent of intertrack wagering and simulcasting.

19.  Involvement by Foreign Interests. Foreign purchasers have accounted for a significant portion of the purchases of the most expensive yearlings and racehorses over the past decade. Any number of factors, including world economic and political conditions, the development of foreigners’ own bloodstock bands, restrictions upon the international transfer of funds, the strength of the American dollar compared to foreign governments, could adversely affect the prices paid for the racehorses purchased by the Partnership.

20. Penny Stock Regulation. Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker- dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company's securities become subject to the penny stock rules, investors in this offering may find it more difficult to sell their securities.

21. Arbitrary Offering Price; Dilution. The offering price, upon listing, of the Common Shares offered hereunder will be determined by the Company, and bears no necessary relationship to the appraised value of any Bloodstock or any other ordinary investment criterion. In making such determination, the prospects for the Company's pursuit of its proposed business plan, the proceeds to be raised by this offering, the relative costs and expenses involved in acquiring and training thoroughbreds, and the competition and market for thoroughbreds racehorses were all considered. In addition, since the Company has not retained an underwriter for purposes of this offering, the offering price has not been subject to evaluation by any third party as would be the case in an underwritten offering.

22. Racing Customs. Because Thoroughbred racing is a sport as well as a business, industry practices and structures have developed which may have not been attributable solely to profit-maximizing economic decision-making.) For instance, a particular bloodline could command substantial prices owing principally to the interest of a small group of individuals having particular goals unrelated to economics. A decline in this interest could be expected to adversely affect the value of the bloodline.

23. Investors Bear Risk of Loss. Substantially all of the proceeds required to operate the Company for the next 12 months are being sought from investors in this offering. The investors of the Company will bear the risk of the Company's operations for the foreseeable future, with no assurance that management will be successful in applying the proceeds to increase growth and profitability of the Company.

24. Limitation on Share Ownership. Existing regulations governing thoroughbred racing in various states may limit the ability of individuals and entities to acquire and retain Common Shares of the Company. Such provisions are designed to regulate ownership and control of corporations engaged in thoroughbred racing. Such statutes provide that ownership of a substantial portion of Common Shares, generally greater than 5 or 10% of the outstanding equity in a corporation, must be approved by the racing commission in those jurisdictions and submit to background checks regarding financial history and criminal record. In order to comply with these regulations, the Company's Articles of Incorporation, as amended, contain a provision requiring shareholders to sell their stock back to the Company in the event such individuals or entities fail or refuse to become licensed where such license may be required. The repurchase price for shares of Common Shares subject to this provision is based on the prevailing market price of the Common Shares at the time of repurchase.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this report, including in the documents incorporated by reference into this report, includes some statement that are not purely historical and that are “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our and their management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including our financial condition, results of operations, and the expected impact of the Share Exchange on the parties’ individual and combined financial performance. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this report are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting us will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  These risks and uncertainties, along with others, are also described above under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of mezey Howarth Racing Stables (referred to herein as the “Company”, “Stables”, “we”, “our”, or “us”) financial condition and results of operations should be read in conjunction with its financial statements and the related notes, and the other financial information included in this information statement.

Forward-Looking Statements

The following discussion should be read in conjunction with Asia Time’s consolidated financial statements and related notes included elsewhere in this Current Report on Form 8-K.

This filing contains forward-looking statements. The words “anticipated,” “believe,” “expect, “plan,” “intend,” “seek,” “estimate,” “project,” “could,” “may,” and similar expressions are intended to identify forward-looking statements. These statements include, among others, information regarding future operations, future capital expenditures, and future net cash flow. Such statements reflect Asia Time’s management’s current views with respect to future events and financial performance and involve risks and uncertainties, including, without limitation, general economic and business conditions, changes in foreign, political, social, and economic conditions, regulatory initiatives and compliance with governmental regulations, the ability to achieve further market penetration and additional customers, and various other matters, many of which are beyond Asia Time’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove to be incorrect, actual results may vary materially and adversely from those anticipated, believed, estimated or otherwise indicated. Consequently, all of the forward-looking statements made in this filing are qualified by these cautionary statements and there can be no assurance of the actual results or developments.

Business

The general objective of the Company is to acquire Thoroughbred race prospects, race them and ultimately syndicate them to generate revenue and profit for the Company.  Initially, revenue will be limited to the Company's portion of any purses won by horses owned by the company during their racing campaign.  While the Company's administrative office is located in California, it is anticipated that a some of its activities will take place outside that state. Public sales and premier races of thoroughbreds are primarily centered in Kentucky, California, New York and Florida.

While the Company's business plan anticipates acquisition of additional yearlings or two-year olds in training to supplement existing horses, the proceeds from this offering will largely dictate the number and quality of additional racing prospects which the Company will obtain during 1998. Receipt of no or nominal proceeds from this offering will limit or curtail acquisition of additional prospects by the Company. In that event, Company resources will be devoted to boarding and training of existing Thoroughbreds and other required expenses. If the Company receives sufficient proceeds, one or more additional Yearlings may be acquired at public or private sales.

Important factors in predicting racing success of Thoroughbreds are pedigree and conformation. Pedigree refers to the breeding history of the horse determined by bloodlines from the Sire and Dam. Conformation is the physical attributes of the horse as determined by personal observation. Management considers both of these attributes in selecting all of its Thoroughbreds, and anticipates suitable investigation for any future prospects acquired by the Company. Management may retain the services of outside consultants and veterinarians to assist in evaluation of future Bloodstock.   No agreements currently exist with any consultants, and whether management will continue to utilize the services of the same consultants is yet to be determined; however, management would not hesitate to recommend these consultants for service in the future. Given the very large number of prospects placed into the market in any given year, management does anticipate that it may be necessary to enlist the aid of bloodstock agents in locating thoroughbreds suitable to the Company's purpose in the future.

In the event management determines it is in the best interest of the Company to retain the services of bloodstock consultants, the factors that will be relied upon in making such choices will include, but not be limited to: the past relationship between the Company and the consultant, if any; the consultant's reputation within the industry; the fees charged by the consultant in performing services; and the geographic area served by the consultant. In the event management determines it is in the best interest of the Company to retain the services of a bloodstock consultant, management anticipates the term of the relationship will be limited to performance of a specified project. Management does not anticipate that any long term relationships or agreements will be entered into with any consultant, although it reserves the right to do so should it be determined to be in the Company's best interest

The Company contracts with trainers for each horse, which is stabled with the trainer.  The trainers used by the Company maintain their stables at the various racetracks.   Accordingly, all of its Thoroughbreds are boarded with independent third parties.

Many factors will influence the Company's determination of whether and where to race the thoroughbreds acquired by the Company. Pedigree, past performance, conditioning and purses will be evaluated by the Company in conjunction with any trainers retained by the Company in plotting the horse's racing campaign. While no specific venue has been determined as of the date of this Prospectus, it is anticipated that the Thoroughbreds will be raced at the race tracks in the United States, as the condition and breeding of its Bloodstock dictates. Possible venues include Churchill Downs and Keeneland in Kentucky, Hollywood Park and Santa Anita in Los Angeles, Del Mar in San Diego, Remington Park in Oklahoma City, Aqueduct and Saratoga in New York, Arlington Park in Chicago and Garden State in New Jersey. Evaluation of racing venues will depend primarily on recommendations of trainers retained by the Company and the condition, training and breeding of Company racing prospects. Shareholders may be provided specific information as to important races in advance and results following conclusion of races conducted by thoroughbreds of the Company.

Horses not deemed qualified to be raced by the Company may be "pinhooked" or resold by the Company shortly following acquisition. Pinhooking can be a means of reducing the Company's risk in any particular prospect by transferring the horse prior to completion of his development. A ready market for resale of Thoroughbred racing prospects exists in various parts of the United States, and management is familiar with various sales in those venues. While pinhooking may be utilized to reduce the Company's risk in any single fiscal year, it is not anticipated to be a major source of revenue in the foreseeable future.

At the end of a racing season, any Company horses may be marketed for sale, syndicated or retained for future competition. The Company's ultimate objective is to syndicate one or more of its racing prospects which have demonstrated success during its racing campaign. Syndication of a racing Colt allows the owners to participate in stud fees generated through breeding. Syndication of a Filly or Mare allows the owners to participate in breeding and foaling by the Broodmare. Considerations affecting disposition of the horse following its racing season will be past performance, perceived value and state of the thoroughbred industry. Any decision to sell or syndicate Company horses will be made to maximize value to the Company and its shareholders. Any Company Thoroughbreds which are not sold or otherwise disposed of following completion of the racing season will be boarded by the Company. Typical locations for off-seasoning boarding include Kentucky, South Carolina, Florida, Arizona and California.

The Company's long term objective is to is develop a stable of race horses sufficient to generate a steady stream of revenue and profit. In order to achieve this objective, management anticipates the need for substantial additional capital. Depending upon the success of its initial efforts, on the state of the thoroughbred industry and other factors beyond the Company's control, management anticipates conducting a subsequent public offering in the future to obtain such capital. Syndication or sale of Company Thoroughbreds may also provide a source of capital.

Liquidity and Capital Resources

At June 12, 2007, the Company had a working capital of $200, consisting of current assets of $8,930 and current liabilities of $0. Management is of the opinion that the Company is dependent upon the obtaining additional capital and achieving profitable operations to continue as a going concern. The Company continues to require cash from outside sources to continue operations, as the Company's operations use, rather than provide cash.

ITEM 3. DESCRIPTION OF PROPERTY.

The company is provided space at 600 Anton, 11th Floor, Costa Mesa, CA 92626.  The space is provided by J. Wade Mezey and Paul Howarth.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

(a) Security ownership of certain beneficial owners.

The following table sets forth, as of March 31, 2007the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
The Mézey Howarth Group, Inc. (1)	150,000	100%
405A Arenoso San Clemente, CA 92672

All Officers and Directors as a group (1 individual)	150,000	100%

(1)
J. Wade Mézey is President, CFO and Secretary and Director of The Mézey Howarth Group, Inc. and Paul Howarth is Director of The Mézey Howarth Group, Inc and both own 50% of The Mézey Howarth Group, Inc.

ITEM 5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

(a) Identification of Directors and Executive Officers.

A. Identification of Directors and Executive Officers. The current officers and directors will serve for one year or until their respective successors are elected and qualified. They are:

Name	Age	Position

J. Wade Mézey	31	President, Chief Financial Officer, Secretary and Director

J. Wade Mezey, Co-President/CFO/Director. Mr. Mezey is our President and CFO and a member of the Board of Directors. Mr. Mezey was previously the President/COO of NAPP Tour, Inc. From 2004 - 2005, Mr. Mezey was the Chief Legal Officer and Interim Chief Accounting Officer of College Partnership, Inc. While at College Partnership Mr. Mézey worked with the auditors and finance department to create a system of accounting control and procedures. From 2003 - 2004, Mr. Mézey worked for Vision Direct Marketing as its Vice-President of Operations and General Counsel. From 2002 - 2003, Mr. Mézey worked as an attorney in Washington D.C. Mr. Mézey graduated from Georgetown University Law Center with an LL.M. in Securities and Financial Regulation. Mr. Mézey received his J.D., with cum laude honors, from New England School of Law and his B.S. from Virginia Commonwealth University.

B. Significant Employees. None.

C. Family Relationships. None.

D. Involvement in Certain Legal Proceedings. None.

E. The Board of Directors acts as the Audit Committee and the Board has no separate committees. The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert. The Company intends to continue to search for a qualified individual for hire.

ITEM 6. EXECUTIVE COMPENSATION.

None of the Company’s officers or directors has received any cash remuneration since inception. Officers will not receive any remuneration upon completion of the offering until the consummation of an acquisition. No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity. None of the officers and directors intends to devote more than a few hours a week to our affairs.

It is possible that, after the Company successfully consummates a business combination with an unaffiliated entity, that entity may desire to employ or retain one or a number of members of our management for the purposes of providing services to the surviving entity. However, the Company has adopted a policy whereby the offer of any post-transaction employment to members of management will not be a consideration in our decision whether to undertake any proposed transaction.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

ITEM 8. DESCRIPTION OF SECURITIES.

(a) Common or Preferred Stock.

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 60,000,000 shares of capital stock, of which 60,000,000 are shares of common stock, par value $.001 per share (the "Common Stock"). As of March 31, 2007, 150,000 shares of Common Stock were issued and outstanding.

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company's Certificate of Incorporation and By-Laws, copies of which have been filed as exhibits to this Form 10-SB.

(b) Debt Securities. None.

(c) Other Securities To Be Registered. None.

PART II

ITEM 1. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

(a) Market Information. The Company's Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its Common Stock since its inception through the date of this filing.

(b) Holders. As of March 31, 2007, there was 1 record holder of Mezey Howarth Racing Stables shares of the Common Stock.

(c) Dividends. The Registrant has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Registrant's business.

ITEM 2. LEGAL PROCEEDINGS.

Presently, there are not any material pending legal proceedings to which the Registrant is a party or as to which any of its property is subject, and no such proceedings are known to the Registrant to be threatened or contemplated against it.

ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There are not and have not been any disagreements between the Registrant and its accountants on any matter of accounting principles, practices or financial statement disclosure.

ITEM 4. RECENT SALES OF UNREGISTERED SECURITIES.

The Registrant issued 150,000 shares of Common Stock on February 27, 2007, to one accredited investors, for aggregate cash consideration of $2,180. The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

No securities have been issued for services. Neither the Registrant nor any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

All purchasers represented in writing that they acquired the securities for their own accounts. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

ITEM 5. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Nevada General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

The Nevada General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

• any breach of the director's duty of loyalty to the corporation or its stockholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• payments of unlawful dividends or unlawful stock repurchases or redemptions; or

• any transaction from which the director derived an improper personal benefit.

MEZEY HOWARTH RACING STABLES, INC.
(A Development Stage Company)
BALANCE SHEET

ASSETS

CURRENT ASSETS:	As of March 19, 2007	As of March 31, 2007 (unaudited)
Cash	$200	$200
Total current assets	200	200

Total Assets	$200	$200

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Accrued expenses	$-	$-
Total Liabilities	-	-
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:

Common stock, $.001 par value, 60,000,000 shares authorized, 150,000 shares issued and outstanding	150	150
Additional paid-in capital	2,030	2,030
Accumulated Deficit during development stage	(1,980)	(1,980)

Total Stockholders’ Equity	200	200

Total Liabilities and Stockholders’ Equity	$200	$200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MEZEY HOWARTH STABLES, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

		For the Period from February 27, 2007 (Inception) To March 19, 2007		For the Periodfrom February 27, 2007 (Inception)to March 31, 2007(unaudited)

REVENUE		$-		$-

EXPENSES		$1,980		$1,980

NET LOSS		$(1,980)		$(1,980)

NET LOSS PER COMMON SHARE - BASIC	$	*	$	*

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING		$150,000		$150,000
* Less than $.01

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MEZEY HOWARTH STABLES, INC.
(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock Shares		Amount		Additional Paid-in Capital		Accumulated Deficit During Development Stage		Total Stockholders’Equity

Balances, February 27, 2007 (Inception)	---	$	---	$	---	$	---	$	---

Sale of common stock on March 14, 2007 at $.001 per share	150,000		150		2,030		---		2,180
Net loss	---		---		---		(1,980)		(1,980)

Balances March 31, 2007	150,000		$150		$2,030		$(1,980)		$200

MEZEY HOWARTH RACEING STABLES, INC.
(A Development-Stage Company)

STATEMENT OF CASH FLOWS

	For the periodFrom February 27, 2007 (Inception)To March 19, 2007	For the period From February 27, 2007 (Inception) to March 31, 2007(unaudited)

CASH FLOWS FROM TO OPERATING ACTIVITIES:
Net loss	$(1,980)	$ (1,980)

Net Cash Used In Operating Activities	(1,980)	(1,980)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issued for cash	2,080	2,080

Net Cash Provided by Financing Activities	2,080	2,080

NET CHANGE IN CASH AND ENDING BALANCE	$200	$200

MEZEY HOWARTH RACING STABLES, INC.
(A Development-Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History

Mezey Howarth Racing Stables, Inc. was incorporated under the laws of the State of Nevada on February  27, 2007 under the name of MH 1. On June 12, 2007 the Company changed it's name to Mezey Howarth Racing Stables, Inc. The Company is in the development stage as defined in Financial Accounting Standards Board Statement No. 7. The fiscal year end is December 31.

Interim Financial Statements

The interim consolidated financial statements are unaudited. In the opinion of management, all adjustments have been made, consisting of normal recurring items, that are necessary to present fairly our financial position as of March 31, 2007 as well as the results of operations for the period from Febraury 27, 2007 (Inception) to March 31, 2007, in accordance with accounting principles generally accepted in the United States of America. The results of operations for any interim period are not necessarily indicative of the results for the entire year.

Going Concern and Plan of Operation

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is in the development stage and has not earned any revenues from operations to date. These conditions raise substantial doubt about it’s ability to continue as a going concern.

The Company is currently devoting its efforts to locating merger candidates. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, locate and complete a merger with another company, and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Income Taxes

The Company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year end.

For federal income tax purposes, substantially all expenses must be deferred until the Company commences business and then they may be written off over a 60-month period. These expenses will not be deducted for tax purposes and will represent a deferred tax asset. The Company has provided a valuation allowance in the full amount of the deferred tax asset since there is no assurance of future taxable income. Tax deductible losses can be carried forward for 20 years until utilized for federal income tax purposes.

Deferred Offering Costs

Deferred offering costs, which may consist of legal, accounting and filing fees relating to an offering will be capitalized. The deferred offering costs will be offset against offering proceeds in the event the offering is successful. In the event the anticipated offering is unsuccessful or is abandoned, the deferred offering costs will be expensed.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in banks and highly liquid investments with original maturities of 90 days or less.

Concentrations of Credit Risk

The Company maintains all cash in deposit accounts, which at times may exceed federally insured limits. The Company has not experienced a loss in such accounts.

Earnings Per Common Share

Basic per share information is computed based upon the weighted average number of common shares outstanding during the period. Diluted per share information consists of the weighted average number of common shares outstanding, plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive. There are no options and warrants outstanding.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

Recently Issued Accounting Pronouncements

The Company has adopted all recently issued accounting pronouncements. The adoption of the accounting pronouncements did not have a material effect on the operations of the Company.

NOTE 2 - STOCKHOLDERS' EQUITY

During March 2007, the Company sold for 150,000 shares of its $.001 par value common stock to various investors for $2,080 in cash. The proceeds were mostly used to pay expenses.

NOTE 3 - RELATED PARTY TRANSACTIONS

Office services are provided without charge by the president. Such costs are immaterial to the financial statements and accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

During the period, the Company has not entered into any commitments which require disclosure in the financial statements. The Company is not a party to any claims or legal actions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financials are incorporate be reference from the  (Form 10-SB (File No. 000-52529) filed with the Securities and Exchange Commission on June 12, 2007 and Item 5.06 above.  Normally, upon a reverse merger a audit of the financials would be required, however, the company in luie of conducting a merger simply began operating as a racing stable on May 18, 2007, as such no additionial audit is required from the initial audit perform under the Form 10-SB (File No. 000-52529) filed with the Securities and Exchange Commission on June 12, 2007.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 12, 2007	Mezey Howarth Racing Stables, Inc.
By: /s/ J. Wade Mezey
Title: President

Exhibit Number	Description

3.1	Certificate of Incorporation
3.2	By-Laws (incorporated by reference from Exhibit 3.2 to the Form 10-SB (File No. 000-52529) filed with the Securities and Exchange Commission on March 28, 2007)
4.1	Specimen of common stock certificate (incorporated by reference from Exhibit 3.2 to the Form 10-SB (File No. 000-52529) filed with the Securities and Exchange Commission on March 28, 2007)